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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): October 2, 2002
                                (July 19, 2002)


                            KEY ENERGY SERVICES, INC.
             (Exact name of registrant as specified in its charter)

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
         MARYLAND                      1-8038                          04-2648081
 (State of Incorporation)      (Commission File Number)     (IRS Employer Identification No.)

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                                  6 DESTA DRIVE
                              MIDLAND, TEXAS 79705
                    (Address of Principal Executive Offices)

                                  915/620-0300
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Financial Statements

      (b)   Pro Forma Information

            On August 2, 2002, Key Energy Services, Inc., a Maryland corporation ("Key"), filed a Form 8-K regarding its acquisition of Q Services, Inc. The pro forma financial information required by
            Item 7 of Form 8-K has been previously reported, as defined by Rule 12b-2 of the Securities Exchange Act of 1934, as amended, and filed with the Securities and Exchange Commission on June 4, 2002 in the post-effective Amendment No. 1 to Key's registration statement on Form S-4 (File No. 333-83924). Accordingly, pursuant General Instruction B.3. to Form 8-K an amendment to this report for purposes of filing the pro forma financial information will not be made.

      (c)   Exhibits

            2.1*    -    Plan and Agreement of Merger among Key Energy
                         Services, Inc., Key Merger Sub., Inc. and Q Services,
                         Inc. dated as of May 13, 2002.

            2.2**   -    First Amendment to Plan and Agreement of Merger among
                         Key Energy Services, Inc., Key Merger Sub, Inc., and Q
                         Services, Inc. dated as of May 30, 2002.

            99.1**  -    Press Release dated July 19, 2002

            ------------------------
            * Incorporated by reference from Exhibit 2.1 to the Form 8-K dated May 17, 2002.

            ** Previously filed.


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                                   SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant duly caused this report to be signed by the undersigned hereunto duly authorized.



Date: October 2, 2002                     KEY ENERGY SERVICES, INC.


                                          By:   /s/ FRANCIS D. JOHN
                                              -------------------------------
                                              Francis D. John
                                              Chairman of the Board, President
                                              and Chief Executive Officer


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                                 EXHIBIT INDEX


Exhibit No.    Exhibit

2.1*     --    Plan and Agreement of Merger among Key Energy Services, Inc.,
               Key Merger Sub., Inc. and Q Services, Inc. dated as of May 13,
               2002.

2.2**    --    First Amendment to Plan and Agreement of Merger among Key
               Energy Services, Inc., Key Merger Sub, Inc. and Q Services, Inc.
               dated as of May 30, 2002.

99.1**   --    Press Release dated July 19, 2002

------------------------
* Incorporated by reference from Exhibit 2.1 to a Form 8-K dated May 17, 2002.

** Previously Filed


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